EQ Advisors TrustSM

Supplement dated August 12, 2009 to the

Prospectus dated May 1, 2009

This Supplement replaces certain information contained in the above-referenced Prospectus of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Information Regarding

EQ/Focus PLUS Portfolio

The purpose of this Supplement is to provide you with information about a new investment subadviser (“Adviser”) and portfolio name as well as, certain investment strategy changes for the EQ/Focus PLUS Portfolio of the Trust (the “Portfolio”). Effective on or about September 1, 2009 the Portfolio will add BlackRock Capital Management, Inc. (“BlackRock”) as an additional Adviser to the portion of the Portfolio that is actively managed (“Active Allocated Portion”). Effective on or about September 18, 2009, Marsico Capital Management, LLC (“Marsico”) will be removed as an Adviser to the Active Allocated Portion of the Portfolio. It is expected that the Portfolio will experience a period of transition that is expected to commence on or about September 14, 2009 and end on or about September 18, 2009 (“Transition Period”) during which the securities held in the Active Allocated Portion will be repositioned in connection with the change in Advisers. The Portfolio may incur increased brokerage commissions and other transaction costs in connection with the change. It is expected that some of the holdings of the Active Allocated Portion may not remain through the Transition Period due to normal portfolio turnover. During the Transition Period the Active Allocated Portion’s holdings that are not compatible with BlackRock’s investment policy will be liquidated in an orderly manner, and the proceeds of these sales reinvested in assets that are consistent with the Portfolio’s investment objective and BlackRock’s investment strategy applicable to the Active Allocated Portion. AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, has appointed BlackRock as an Adviser to the Portfolio.

Effective September 1, 2009, the name of the Portfolio will change to EQ/Equity Growth PLUS Portfolio and all references to the Portfolio in the Prospectus will be replaced with the new name EQ/Equity Growth PLUS Portfolio. Consistent with the Portfolio’s new name, effective September 1, 2009, the following policy is added to the section of the Prospectus with respect to the Portfolio entitled “The Investment Strategy:” Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. Additionally, the section of the Prospectus entitled “About the Investment Portfolios” will be amended on that date to include EQ/Equity Growth PLUS Portfolio in the list of Portfolios as having a policy that it will invest at least 80% of its net assets in the particular type of investment suggested by its name.

The investment objective of the Portfolio will remain the same, and the investment policies of the Portfolio, except as otherwise described in this Supplement, will remain the same.

Effective September 1, 2009, the following information is added to the section of the Prospectus with respect to the Portfolio entitled “The Investment Strategy”:

As Adviser, BlackRock will utilize its capital appreciation management style to pursue the Portfolio’s investment objective. Generally, BlackRock will invest in common and preferred stock of mid-and large-size companies and convertible securities across a broad range of industries. Although it may favor companies in those industries that appear to offer higher potential for long-term growth, BlackRock looks for “stable” growth and “opportunistic” growth stocks by utilizing a bottom-up stock selection process that uncovers securities that are believed to generate excess returns. BlackRock’s bottom-up fundamental research process is applied to a growth stock universe of 500-600 securities which is comprised of securities in the Russell 1000® Growth Index universe with market capitalizations above $2 billion. BlackRock may, when consistent with the Fund’s investment objective, buy or sell options or futures on a security or an index of securities (commonly known as derivatives).

Effective September 18, 2009, the third through the eleventh paragraphs in the section of the Prospectus with respect to the Portfolio entitled “The Investment Strategy” are deleted.

Effective September 1, 2009, the information contained in the section “Who Manages the Portfolio” is supplemented with the following information for the Portfolio:

BlackRock Capital Management, Inc. (“BlackRock”), P.O. Box 9011, Princeton, New Jersey 08543-9011. BlackRock is a registered Investment advisor and a commodity pool operator organized in 1999. As of June 30, 2009, BlackRock and its affiliates had approximately $1.37 trillion in investment company and other portfolio assets under management.

The management of an investment decisions for the Portfolio will be jointly and primarily made by Jeffrey R. Lindsey, CFA, Edward Dowd, Bryan Krause, Jason A. Kritzer, CFA and Alex Bates.

Jeffrey R. Lindsey, CFA, is Managing Director, Portfolio Manager of BlackRock’s Large Cap Growth Equity team since January 2005. Prior thereto, he was Chief Investment Officer-Growth of State Street Research & Management, overseeing all growth and core products.

Edward Dowd, is Managing Director, Portfolio Manager of BlackRock’s Large Cap Growth Equity team since January 2005. Prior thereto, he was Vice President and Portfolio Manager at State Street Research & Management.

Bryan Krause is Director, Research Analyst of BlackRock’s Large Cap Growth Equity team since January 2005. Prior thereto, he was an equity research analyst at State Street Research & Management.

Jason A. Kritzer, CFA, is Vice President and Research Analyst of BlackRock’s Large Cap Growth Equity team since June 2006. Prior thereto, he was Senior Vice President and equity research analyst at Putnam Investments.

Alex Bates is an associate research analyst in BlackRock’s Fundamental Large Cap Growth team since September 2006. Prior thereto, he was an assistant vice president of Merrill Lynch Investment Managers’ Business Financial Services unit.

Effective September 18, 2009, the information regarding Marsico contained in the section “Who Manages the Portfolio” is deleted.

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